Exhibit 21.1

Subsidiaries of Enova International, Inc.

The following is a list of subsidiaries of Enova International, Inc. as of February 20, 2026:

Entity Name	Jurisdiction of Incorporation/Organization	Direct Ownership %
├─┬─ Debit Plus, LLC	Delaware	100.00%
│ ├─── Debit Plus Payment Solutions, LLC	Delaware	100.00%
│ ├─── Debit Plus Services, LLC	Delaware	100.00%
│ └─── Debit Plus Technologies, LLC	Delaware	100.00%
├─┬─ Energy Intermediate, Inc	Delaware	100.00%
│ └─┬─ On Deck Capital, Inc	Delaware	100.00%
│ ├─── ODWS, LLC	Delaware	100.00%
│ ├─── ODX, LLC	Delaware	100.00%
│ ├─── OnDeck Asset Securitization Trust III, LLC	Delaware	100.00%
│ ├─── OnDeck Canada Holdings, Inc	Delaware	100.00%
│ ├─── OnDeck Capital Australia Pty Ltd	Australia	20.00%
│ ├─── OnDeck Capital UK, Ltd	England	100.00%
└─┬─ Enova Online Services, LLC	Delaware	100.00%
├─┬─ Align Mint, LLC	Delaware	100.00%
│ └─┬─ Cumulus Funding, Inc.	Delaware	100.00%
│ └─── Align Balance, LLC	Delaware	100.00%
├─┬─ CNU Online Holdings, LLC	Delaware	100.00%
│ ├─── CashNetUSA of Florida, LLC	Delaware	100.00%
│ ├─┬─ CNU Global-1, LLC	Delaware	100.00%
│ │ ├─── CNU of Mexico 1, LLC	Mexico	99.00%
│ │ └─── CNU of Mexico 2, LLC	Mexico	99.00%
│ ├─┬─ CNU Global-2, LLC	Delaware	100.00%
│ │ ├─── CNU of Mexico 1, LLC	Mexico	1.00%
│ │ └─── CNU of Mexico 2, LLC	Mexico	1.00%
│ ├─── CNU Loan Services, LLC	Delaware	100.00%
│ ├─── CNU of California, LLC	Delaware	100.00%
│ ├─── CNU of Delaware, LLC	Delaware	100.00%
│ ├─── CNU of Illinois, LLC	Delaware	100.00%
│ ├─── CNU of Indiana, LLC	Delaware	100.00%
│ ├─── CNU of Michigan, LLC	Delaware	100.00%
│ ├─── CNU of Mississippi, LLC	Delaware	100.00%
│ ├─── CNU of Missouri, LLC	Delaware	100.00%
│ ├─── CNU of Nevada, LLC	Delaware	100.00%
│ ├─── CNU of Oklahoma, LLC	Delaware	100.00%
│ ├─── CNU of South Carolina, LLC	Delaware	100.00%
│ ├─── CNU of Tennessee, LLC	Delaware	100.00%
│ ├─── CNU of Texas, LLC	Delaware	100.00%
│ ├─── CNU of Wisconsin, LLC	Delaware	100.00%
│ ├─┬─ Enova Brazil, LLC	Delaware	100.00%
│ │ └─── LH1003 Servicos De Dados LTDA	Brazil	1.00%
│ ├─┬─ Enova Card HoldCo, LLC	Delaware	100.00%
│ │ └─── Enova Card Services, LLC	Delaware	100.00%
│ ├─┬─ Enova Finance 5, LLC	Delaware	100.00%
│ │ └─── EFR 2016-1, LLC	Delaware	100.00%
│ ├─── Enova International GEC, LLC	Delaware	100.00%
│ ├─┬─ Enova SMB, LLC	Delaware	100.00%
│ │ ├─┬─ Headway Capital, LLC	Utah	100.00%
│ │ │ ├─── CashNet CSO of Maryland, LLC	Delaware	100.00%
│ │ │ ├─── CNU of Alabama, LLC	Delaware	100.00%
│ │ │ ├─── CNU of Idaho, LLC	Delaware	100.00%
│ │ │ ├─── CNU of Kansas, LLC	Delaware	100.00%

│ │ │ ├─┬─ CNU of Utah, LLC	Utah	100.00%
│ │ │ │ ├─── CNU of Louisiana, LLC	Utah	100.00%
│ │ │ │ ├─── NC Financial Solutions of Louisiana, LLC	Utah	100.00%
│ │ │ │ └─── NC Financial Solutions of Utah, LLC	Utah	100.00%
│ │ │ ├─── HWC Receivables 2023, LLC	Delaware	100.00%
│ │ │ ├─┬─ ODK Capital, LLC	Delaware	100.00%
│ │ │ │ ├─── Ondeck Asset Securitization IV, LLC	Delaware	100.00%
│ │ │ │ ├─── Ondeck Receivables 2021, LLC	Delaware	100.00%
│ │ │ │ └─── Ondeck Receivables 2022, LLC	Delaware	100.00%
│ │ │ │ └─── Receivable Assets of OnDeck, LLC	Delaware	100.00%
│ │ │ └─── Tennessee CNU, LLC	Delaware	100.00%
│ │ └─── The Business Backer, LLC	Delaware	100.00%
│ ├─── EnovInd Investment, LLC	Delaware	100.00%
│ ├─── LH1003 Servicos De Dados LTDA	Brazil	99.00%
│ ├─── LH1010 Correspondente Bancário e Serviços Ltda.	Brazil	100.00%
│ ├─── Long Oak Finance, LLC	Delaware	100.00%
│ ├─┬─ NC Financial Solutions, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of Alabama, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of Arizona, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of California, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of Delaware, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of Georgia, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of Idaho, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of Illinois, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of Mississippi, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of Missouri, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of New Mexico, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of North Dakota, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of South Carolina, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of South Dakota, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of Texas, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of Virginia, LLC	Utah	100.00%
│ │ └─── NC Financial Solutions of Wisconsin, LLC	Delaware	100.00%
│ ├─┬─ NetCredit Finance, LLC	Delaware	100.00%
│ │ ├─┬─ NetCredit LOC Funding 2024, LLC	Delaware	100.00%
│ │ │ └─── NetCredit LOC Receivables 2024, LLC	Delaware	100.00%
│ │ └─── NetCredit LOC Receivables, LLC	Delaware	100.00%
│ ├─┬─ NetCredit Funding A, LLC	Delaware	100.00%
│ │ └─── NetCredit Combined Receivables A, LLC	Delaware	100.00%
│ ├─┬─ NetCredit Funding 2023 A, LLC	Delaware	100.00%
│ │ └─── NetCredit Combined Receivables 2023, LLC	Delaware	100.00%
│ ├─┬─ NetCredit Funding 2024 A, LLC	Delaware	100.00%
│ │ └─── NetCredit Combined Receivables 2024, LLC	Delaware	100.00%
│ ├─┬─ NetCredit Funding, LLC	Delaware	100.00%
│ │ └─── EFR 2018-1, LLC	Delaware	100.00%
│ ├─── NetCredit Loan Services, LLC	Delaware	100.00%
│ ├─┬─ NetCredit LOC Funding 2025, LLC	Delaware	100.00%
│ │ └─── NetCredit LOC Receivables 2025, LLC	Delaware	100.00%
│ ├─── NetCredit Receivables 2022, LLC	Delaware	100.00%
│ ├─── Ohio Consumer Financial Solutions, LLC	Delaware	100.00%
│ ├─┬─ Pangea Intermediate, LLC	Delaware	100.00%
│ │ └─┬─ Pangea Transfer Company, LLC	Delaware	100.00%
│ │ ├─── Pangea Latin America, S.A. de C.V.	Mexico	99.00%
│ │ └─┬─ Pangea USA, LLC	Delaware	100.00%
│ │ └─── Pangea Latin America, S.A. de C.V.	Mexico	1.00%
│ └─── The Check Giant NM LLC	Delaware	100.00%
└─── Enova Financial Holdings, LLC	Delaware	100.00%